UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2006

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2006, Portfolio Recovery Associates, Inc., upon the recommendation of the Compensation Committee of its Board of Directors, entered into an Amendment to Employment Agreement (the "Amendment") with its Executive Vice President, General Counsel and Secretary, Judith Scott. The Amendment will become effective as of April 1, 2006. Under the terms of the Amendment, Ms. Scott’s base salary will increase from $155,000 to $175,000 per year. A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: None.
(b) Pro forma financial information: None.
(c) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

March 24, 2006	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement Amendment, dated March 23, 2006, by and between Judith S. Scott and Portfolio Recovery Associates, Inc.